UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2013

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52376	20-0019425
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

321 South 1250 West, Suite 1, Lindon, Utah
(Address of principal executive offices)

84042
(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2013, Mr. Ronald Spoehel was appointed as a Director of Profire Energy, Inc. (the “Company”).  Mr. Spoehel was appointed by the Company’s Board of Directors to fill a vacant directorship on the Company’s Board of Directors.  Mr. Spoehel will serve until the next election of Directors and until the election and qualification of his successor.  Following is a brief description of Mr. Spoehel’s background and business experience:

Mr. Spoehel is a private investor with over 30 years of board, executive management, and investment banking experience, from Fortune 500 to technology startups.  From 2007 to 2009, he served as the Presidentially-appointed Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration. Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors in public and private operating companies.  Among various companies with worldwide operations, he has served as EVP-CFO and on the Boards of ManTech International (NASDAQ:MANT) and ICx Technologies, Inc.; as VP-Corporate Development of Harris Corporation (NYSE:HRS); and, as CEO and on the Board of Optinel Systems.  Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors.

Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School and his Master of Science degree in engineering from the Moore School of Electrical Engineering.

In exchange for his service on the Company’s Board of Directors, Mr. Spoehel will be paid a fee of $2,000 per month and will annually be awarded a stock option grant of 100,000 shares.  The terms and conditions of the stock option grant, including exercise price, vesting, etc., will be determined at the time of the option grant is awarded, which the Company anticipates will occur in the near future.

Item 7.01.	Regulation FD Disclosure.

On October 24, 2013, the Company issued a press release announcing Mr. Spoehel’s appointment to the Company’s Board of Directors.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The information furnished in Item 7.01 of this Current Report on Form 8-K, including exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Profire Energy, Inc. press release dated October 24, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFIRE ENERGY, INC.

Date: October 24, 2013	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Profire Energy, Inc. press release dated October 24, 2013